UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 27, 2011 (January 24, 2011)

AMERICAN LIBERTY PETROLEUM CORP.
(Exact Name of Registrant as Specified in its Charter)

Nevada	333-156077	98-0599151
(State of Incorporation)	(Commission File Number)	(IRS employer identification no.)

4900 California Ave, Tower B-210
Bakersfield, CA 93309
 (Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code:  (661) 377-2911

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

Certain statements contained in this Current Report on Form 8-K constitute “forward-looking statements.” These statements, identified by words such as “plan,” “anticipate,” “believe,” “estimate,” “should,” “expect” and similar expressions include our expectations and objectives regarding our future financial position, operating results and business strategy. These statements reflect the current views of management with respect to future events and are subject to risks, uncertainties and other factors that may cause our actual results, performance or achievements, or industry results, to be materially different from those described in the forward-looking statements. Such risks and uncertainties include those set forth in this Current Report on Form 8-K. We do not intend to update the forward-looking information to reflect actual results or changes in the factors affecting such forward-looking information. We advise you to carefully review the reports and documents we file from time to time with the Securities and Exchange Commission (the “SEC”), particularly our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K.

As used in this report, the terms “we,” “us,” “our,” “ALP,” and the “Company” means American Liberty Petroleum Corp., unless otherwise indicated.

Item 1.01.	Entry into a Material Definitive Agreement.

On January 24, 2011, the Company’s Board of Directors approved a series of transactions that will result in the sale of substantially all of the assets of the Company. Stockholders holding more than 50% of the votes entitled to be cast with respect to the approval of those transactions have adopted resolutions authorizing the Company to complete them. See Item 5.07- Submission of Matters to a Vote of Security Holders below. The sale will be accomplished as follows:

•
ALP has contributed that certain Option Agreement dated May 11, 2010 (the “Option Agreement”) between Desert Discoveries, LLC, a Nevada corporation (“Desert Discoveries”), and the Company (then known as “Oreon Rental Corporation”), to its wholly owned subsidiary, True American Energy Corporation, a Nevada corporation  (“TAEC”);

•	TAEC will merge with and into Keyser Resources, Inc., a Nevada corporation (“Keyser”), with Keyser being the surviving corporation (the “Merger”);
•
In the Merger, the Company will exchange all of the shares of the common stock, $1.00 par value, of TAEC (the “TAEC Common Stock”) for merger consideration consisting of cash payments and securities of Keyser;

•
Because TAEC holds the Option Agreement as successor-in-interest to the Company, the Option Agreement will be owned by Keyser after the Merger, with Keyser assuming the rights, duties and obligations of the Company under the Option Agreement.

•
After the Merger, the Company will redeem the shares of common stock, $0.001 par value, of the Company (the “ALP Common Stock”) owned by two of the Company’s stockholders in exchange for a portion of the securities of Keyser received as merger consideration.

After the consummation of the transactions described above, the Company will be a minority shareholder of Keyser, the surviving corporation in the Merger.

Agreement and Plan of Merger.         On January 24, 2011, ALP’s Board of Directors approved the merger of TAEC, its wholly-owned subsidiary, with and into Keyser, with Keyser being the surviving corporation (the “Merger”). Stockholders holding more than 50% of the ALP Common Stock entitled to vote (a “Majority in Interest”) have adopted resolutions authorizing ALP to complete the transactions that required stockholder approval. See Item 5.07- Submission of Matters to a Vote of Security Holders below.

The Merger will be accomplished by the merger of TAEC with and into Keyser, in accordance with an Agreement and Plan of Merger (the “Merger Agreement”) approved by the Company’s Board of Directors and a Majority in Interest of its stockholders. The Merger Agreement is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.  Shares of the Common Stock, $0.001 par value, of Keyser are traded on the OTCBB under the stock symbol “KYSR”.

Under the Merger Agreement and applicable provisions of the Nevada Revised Statutes (the “NRS”), when the Merger becomes effective:

•	TAEC will merge into Keyser, with Keyser being the surviving entity, and the separate existence of TAEC will cease.
•
The surviving corporation will be governed by the Amended and Restated Articles of Incorporation of Keyser, which, among other things, provide that the name of the surviving corporation will be “True American Energy Corporation”.

•	The surviving corporation will continue to be governed by the bylaws of Keyser.
•	The surviving corporation will immediately assume title to all property owned by TAEC immediately prior to the Merger, including the Option Agreement (described below).
•	The officers and directors of the surviving corporation will be the officers and directors of Keyser at the Effective Time. Alvaro Vollmers is the sole officer and director of Keyser.
•
At the effective time of the Merger, all issued and outstanding shares of TAEC will be automatically canceled and converted into the right to receive the Merger Consideration (which is described below).

Because ALP owns all of the issued and outstanding shares of TAEC Common Stock, ALP will receive all of the Merger Consideration.  All issued and outstanding shares of Keyser Common Stock will be automatically converted into shares of common stock of the surviving corporation.

The Merger Agreement may be terminated and the Merger abandoned at any time prior to the effective time of the Merger, whether before or after stockholder approval, by the consent of the Board of Directors of TAEC and the Board of Directors of Keyser. The directors of TAEC and Keyser may amend the Merger Agreement, but after the Merger Agreement has been approved by the stockholders of Keyser, it may not be amended to (1) alter or change the manner or basis of exchanging TAEC Common Stock for Merger Consideration, in whole or in part, or (2) alter or change any of the terms and conditions of the Merger Agreement if such alteration or change would adversely affect the stockholders of TAEC or Keyser.

The Merger Agreement contains customary representations and warranties of TAEC, ALP, and Keyser. The Merger Agreement also states that the Merger will not occur unless certain conditions precedent are satisfied. The conditions precedent include that all representations and warranties of the other parties to the Merger Agreement must be true and correct at the time of closing, unless waived by the applicable party, and that each party has complied in all material respects with its obligations under the Merger Agreement.  In addition, the parties must have obtained all requisite consents from any and all public or governmental authorities having jurisdiction over the Merger, including the SEC, FINRA and the Secretary of State of Nevada, and satisfy all applicable waiting periods.

Merger Consideration.   In exchange for the shares of TAEC Common Stock owned by the Company in the Merger, the Company will receive Merger Consideration of $900,000, consisting of (a) 1,647,142 shares of Keyser Common Stock and a Warrant (the “Warrant”) to purchase 123,077 shares of Keyser Common Stock (the “Common Stock Consideration”) and (b) $700,000 (the “Cash Consideration”). The Cash Consideration will be paid by (a) forgiveness of all amounts due under a promissory note in the original principal amount of $290,000 dated December 6, 2010, executed by the Company and payable to the order of Keyser, and under a promissory note in the original principal amount of $200,000 dated January 7, 2011, executed by the Company and payable to the order of Keyser, and (b) the issuance of a new Promissory Note (the “Promissory Note”) in the original principal amount of $210,000 executed by Keyser and made payable to the order of the Company. The Promissory Note will provide that interest will accrue at the rate of five percent (5%) per annum, with all principal and accrued interest thereon due and payable in twelve (12) equal monthly installments of principal and interest, beginning the last day of the first full calendar month following the effective date of the Merger.

The shares of Keyser Common Stock issued as Common Stock Consideration will not be registered under the Securities Act or the securities laws of any state. Accordingly, the shares of Keyser Common Stock issued as Common Stock Consideration will be subject to restrictions on transfer except in a transaction exempt from registration.

Contribution of the Option Agreement.  The sole asset of TAEC is the Option Agreement. The execution of the Option Agreement was disclosed on the Company’s Current Report on Form 8-K filed on May 17, 2010.  Under the Option Agreement, Desert Discoveries granted ALP an option to purchase its interest in five oil and gas leases located in Nevada (the “Assets”), subject to ALP’s performance of its obligations under the Option Agreement.  The Option Agreement was transferred by ALP to TAEC on January 3, 2011. Accordingly, the Option Agreement will be owned by Keyser after the Merger, with Keyser assuming the rights, duties and obligations of the Company under the Option Agreement.

At the time it was signed, ALP’s right to exercise the Option was subject to it performing its obligations under the Option Agreement, including the payment of fees totaling $900,000 according to an installment schedule set forth in the Option Agreement. The Option Agreement requries Desert Discoveries, or its agent, to use a portion of such funds for the development of the Assets acquired upon exercise of the Option.  The Purchase Price for the Assets is $100,000 (the “Purchase Price”), due on or before March 4, 2011, unless such date is extended as provided therein.

In addition to the fees to be paid to Desert Discoveries, ALP issued 1,500,000 shares of its Common Stock (the “Option Shares”) to Desert Discoveries, along with a Warrant to purchase 1,600,000 shares of Common Stock for $0.75 per share, at any time until May 11, 2015. The Option Shares issued to Desert Discoveries were not registered under the Securities Act, or any state securities laws, and are subject to all applicable restrictions on sale under such laws and to certain other restrictions contained in the Option Agreement. It is anticipated that, after the Merger, ALP may redeem the shares of ALP Common Stock and Warrants owned by Desert Discoveries in exchange for shares of Keyser Common Stock and a Warrant to purchase a comparable number of shares of Keyser Common Stock upon the same vesting schedule.

To date, ALP and/or TAEC have paid all the payments required under the Option Agreement to maintain its right to exercise the Option, except for the Purchase Price. Keyser, as the surviving corporation in the Merger, would be responsible for paying the Purchase Price to exercise the Option, if the Merger is completed. Desert Discoveries has signed a Consent to Transfer that indicates its consent to the transfer of the Option Agreement by virtue of the Merger.

The Merger Consideration reflects the amounts paid by the Company under the Option Agreement as of the date of the Merger Agreement.

Effective Time of the Merger. Although the Merger has been approved by the Boards of Directors of ALP, TAEC and Keyser, and the stockholders of ALP and TAEC, the consummation of the Merger is subject to (i) the filing and delivery by ALP of an Information Statement under Section 14 of the Securities Act to its stockholders, (ii) the filing and delivery by Keyser of certain documentation with FINRA under Rule 10b-17 promulgated under the Securities Exchange Act of 1934, and (iii) the completion of any related waiting periods. The stockholders of Keyser must also approve the merger. ALP anticipates that the parties will complete the transactions as soon as possible after the 20th day following initial mailing of the Information Statement to the stockholders of ALP. When all necessary approvals have been obtained by ALP and Keyser, and all waiting periods have expired, ALP and Keyser intend to promptly cause the Articles of Merger to be filed in the Office of the Secretary of State of Nevada.

Redemption of Company Common Stock Owned by Certain Stockholders. Immediately after the Merger is completed, the Company intends to redeem all of the shares of ALP Common Stock owned by two of the Company’s stockholders in exchange for a portion of the shares of Keyser Common Stock received as merger consideration. The two stockholders are Desert Discoveries, which entered into the Option Agreement with the Company, and New World Petroleum Investments, Inc. (“New World”), which provided substantially all of the funding for the payments made to date under the Option Agreement.  New World advised the Company in October 2010 that it would not make any further investments in the Company at that time, with respect to the Option Agreement or otherwise; however, Keyser has indicated in its public filings that New World has committed to make additional investments in Keyser that will allow Keyser to make all remaining payments due under the Option Agreement.

New World currently owns 14,437,500 shares of ALP Common Stock, constituting 15.4% of the issued and outstanding shares of the Company. It also holds five (5) warrants to purchase up to 12,250,000 shares of Common Stock, which expire on various dates in 2013. Promptly after the Merger Consideration is received by the Company, the officers of the Company will cause the Company to redeem all of the shares of ALP Common Stock owned by New World. In redemption of its shares of ALP Common Stock, the Company will transfer to New World 1,142,845 shares of Keyser Common Stock received as Common Stock Consideration. The Company also intends to redeem the warrants held by New World for cash, upon terms to be agreed upon by the Company and New World.

Desert Discoveries currently owns 1,500,000 shares of ALP Common Stock, constituting 1.6% of the issued and outstanding shares of the Company, and warrants to purchase an additional 1,600,000 shares of ALP Common Stock.  In redemption of its shares of ALP Common Stock, the Company will transfer to Desert Discoveries (i) 118,734 shares of Keyser Common Stock received as Common Stock Consideration, and (ii) will also receive the Warrant to purchase shares of Keyser Common Stock in redemption of its warrants to purchase shares of Company Common Stock.

After the redemption, neither New World nor Desert Discoveries will own any shares of ALP Common Stock.

Item 5.07           Submission of Matters to a Vote of Security Holders.

The Board of Directors of the Company (the “Board”), acting by unanimous written consent dated as of January 24, 2011, approved the Merger of TAEC with and into Keyser, with Keyser being the surviving corporation, upon terms and conditions set forth in the Merger Agreement.  The Board’s authorization of the Merger was subject to the approval of a Majority in Interest of the stockholders of the Company, as a sale of substantially all of the assets of the Company.

By action of written consent, dated January 24, 2011, four (4) of our stockholders who collectively own  57,937,500 shares, or 61.9% of the issued and outstanding shares of our common stock, ratified and approved the Merger as set forth in the Merger Agreement.

Item 9.01           Exhibits.

99.1      Agreement and Plan of Merger dated January 24, 2011, by and among American Liberty Petroleum Corp., True American Energy Corporation and Keyser Resources, Inc.

99.2      Option Agreement dated May 11, 2010 by and between Desert Discoveries, LLC and Oreon Rental Corporation (now American Liberty Petroleum Corp), incorporated by reference to the Current Report on Form 8-K filed by the Company on May 17, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 27, 2011	AMERICAN LIBERTY PETROLEUM CORP.

	By:	/s/ Alvaro Vollmers
President